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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2003

                         WILLIAMS ENERGY PARTNERS L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     1-16335               73-1599053
  (STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
        OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)

          P.O. BOX 22186, TULSA, OKLAHOMA                       74121-2186
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 934-6571

                  ONE WILLIAMS CENTER, TULSA, OKLAHOMA, 74172
                 (FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 7. Financial Statements and Exhibits

         (a)/(b)  Not Applicable

         (c)      Exhibits

         99.1 Press Release of Williams Energy Partners L.P., dated April 21, 2003.

         99.2 Purchase Agreement, dated April 18, 2003, by and among, Williams Energy Services, LLC ("WES"), Williams Natural Gas Liquids, Inc. ("WNGL"), Williams GP LLC and Buyer. (Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed on April 21, 2003 by The Williams Companies, Inc. ("Williams"), File No. 1-4714).

         99.3 Form of New Omnibus Agreement, by and between Williams, WES, WNGL and Buyer. (Incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed on April 21, 2003 by Williams, File No. 1-4174).


Item 9. Regulation FD Disclosure.

         Williams Energy Partners L.P. ("WEG") wishes to disclose for Regulation FD purposes its press release dated April 21, 2003 discussing the announcement made today by Williams that Williams has agreed to sell its indirect 54.6% ownership interest in WEG to WEG Acquisitions, L.P., a newly formed entity owned equally by Madison Dearborn Partners, LLC and Carlyle/Riverstone Global Energy and Power Fund II, L.P. (the "Buyer"). A copy of the press release is furnished herewith as Exhibit 99.1.

         In addition, Williams has filed with the Securities and Exchange Commission a copy of the definitive purchase agreement relating to the sale and a form of new omnibus agreement to be entered into by Williams, two of its subsidiaries and the Buyer under which those parties have agreed to provide certain benefits to WEG. Those agreements, as filed by Williams, are furnished herewith as exhibits to this Current Report by incorporation by reference to the Williams Current Report with respect to which the agreements were filed as exhibits.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, WEG has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WILLIAMS ENERGY PARTNERS L.P.

                                           BY:  WEG GP LLC
                                                its General Partner


Date: April 21, 2003                       By: /s/ Brian K. Shore
                                              ----------------------------------
                                           Name: Brian K. Shore
                                           Title: Corporate Secretary


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                                  EXHIBIT INDEX

         99.1     Press Release of WEG, dated April 21, 2003.

         99.2 Purchase Agreement, dated April 18, 2003, by and among, Williams Energy Services, LLC ("WES"), Williams Natural Gas Liquids, Inc. ("WNGL"), Williams GP LLC and Buyer. (Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed on April 21, 2003 by Williams, File No. 1-4714).

         99.3 Form of New Omnibus Agreement, by and between Williams, WES, WNGL and Buyer. (Incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed on April 21, 2003 by Williams, File No. 1-4174).